ENTERTAINMENT PROPERTIES TRUST
                  30 W. PERSHING ROAD, UNION STATION, SUITE 201
                           KANSAS CITY, MISSOURI 64108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 11, 2005


To our shareholders:

The 2005 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 11, 2005 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon

     Item 1: The election of two Class II trustees for a three year term

     Item 2: The ratification of the appointment of KPMG LLP as our independent auditors for 2005 and transact any other business that may properly come before the meeting.

All holders of record of our common shares at the close of business on March 7, 2005 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

Thank you for your support and continued interest in our Company.

                            BY ORDER OF THE BOARD OF TRUSTEES

                            /s/ Gregory K. Silvers
                            ----------------------------------------------------
                            Gregory K. Silvers
                            VICE PRESIDENT, SECRETARY, GENERAL COUNSEL AND CHIEF
                               DEVELOPMENT OFFICER


Kansas City, Missouri
April 8, 2005

                         ENTERTAINMENT PROPERTIES TRUST
                  30 W. PERSHING ROAD, UNION STATION, SUITE 201
                           KANSAS CITY, MISSOURI 64108

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


     This proxy statement provides information about the annual meeting of shareholders of Entertainment Properties Trust to be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 11, 2005, beginning at 10:00 a.m., and at any postponement or adjournment of the meeting.

     This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 11, 2005.


                                ABOUT THE MEETING

WHAT AM I VOTING ON?

     The Board of Trustees is soliciting your vote for:

     o    The election of two Class II trustees for a three year term

     o The ratification of the appointment of KPMG LLP as our independent auditors for 2005

     Our management will report on the performance of the Company during 2004 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Holders of record of our common shares at the close of business on March 7, 2005, are entitled to receive notice of the annual meeting and to vote their common shares held on that date at the meeting.

HOW MANY VOTES DO I HAVE?

     Each common share has one vote. The enclosed proxy card shows the number of common shares you are entitled to vote.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of our common shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 25,048,665 common shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of common shares present at the meeting for the purpose of establishing a quorum.

HOW DO I VOTE?

     If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your common shares will be voted as you direct. If you are a shareholder of record and attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting. You may request a ballot when you arrive.

     If your shares are held in the name of a bank, broker or other nominee and you wish to vote at the meeting, you must obtain a proxy form from the institution that holds your shares.

     If you are a participant in our dividend reinvestment and direct share purchase plan, your plan shares will be voted as you instruct on your proxy card.

DOES EPR HAVE A POLICY FOR CONFIDENTIAL VOTING?

     We have a confidential voting policy. Your proxy will be kept confidential and will not be disclosed to third parties, other than our inspector of election and personnel involved in processing the proxy cards and tabulating the vote.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your common shares in accordance with the recommendations of the Board of Trustees. The Board recommends you vote:

     o    FOR the election of the persons nominated as Class II trustees

     o FOR the ratification of the appointment of KPMG LLP as our independent auditors for 2005

     If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

     ELECTION OF TRUSTEES. The affirmative vote of a plurality of the common shares voted at the meeting is required for the election of the Class II trustees. This means the two nominees in Class II receiving the greatest number of votes will be elected. We will not count abstentions or broker non-votes in the election of trustees. If you check "WITHHOLD AUTHORITY" under the nominees' names on your proxy card, your shares will be voted against both nominees. You may also vote against a nominee by striking through his name on your proxy card.

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. The affirmative vote of a majority of the common shares voted at the meeting is required to ratify the appointment of our independent auditors. We will not count broker non-votes or abstentions in the ratification of our independent auditors.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Some of your shares may be held in more than one account. Please date, sign and return all of your proxy cards to ensure all your common shares are voted.

WHAT IF I RECEIVE ONLY ONE SET OF PROXY MATERIALS ALTHOUGH THERE ARE MULTIPLE SHAREHOLDERS AT MY ADDRESS?

     If you and other residents at your mailing address own common shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker, bank or nominee. This practice is called "householding." If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your nominee will have sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by contacting us at 30 W. Pershing Road, Union Station, Suite 201, Kansas City, Missouri 64108, (816) 472-1700,
Attention: Secretary. If you did not receive an individual copy of our annual report and proxy statement, we will send copies to you if you contact us at the above address or telephone number.

                                     ITEM I

                              ELECTION OF TRUSTEES

     The Board of Trustees consists of five members and is divided into three classes having three-year terms that expire in successive years. The nominating/company governance committee of the Board of Trustees has nominated Robert J. Druten and David M. Brain to serve as our Class II trustees for a term expiring at the 2008 annual meeting or until their successors are duly elected and qualified. Messrs. Druten and Brain have been nominated upon the recommendation of our independent trustees. Unless you withhold authority to vote for both nominees or you mark through one or both of the nominees' names on your proxy card, the common shares represented by your properly executed proxy will be voted for the election of both nominees for trustee.

     Here is a brief description of the backgrounds and principal occupations of the persons nominated for election as trustee and each trustee whose term of office will continue after the annual meeting.

  CLASS II TRUSTEES (NOMINATED FOR A TERM EXPIRING AT THE 2008 ANNUAL MEETING)

ROBERT J. DRUTEN Robert J. Druten, 57, is Chairman of our Board of Trustees. TRUSTEE SINCE 1997 Mr. Druten is Executive Vice President and Chief Financial
                    Officer   and  a  Corporate   Officer  of   Hallmark   Cards
                    Incorporated.  Mr.  Druten serves on the Boards of Directors of Hallmark Cards Holdings,  Ltd.,  Hallmark  Entertainment,
                    Inc.,  Crown Media Holdings,  Inc., a NASDAQ-listed  company that owns and operates cable television  channels  dedicated to entertainment  programming,  and Kansas City Southern,  a leading NYSE-listed  transportation  company.  Mr. Druten is
                    also  Chairman  of  the  audit   committee  of  Kansas  City
                    Southern.  Mr. Druten  received a BS in Accounting  from The
                    University of Kansas and an MBA from Rockhurst University.

DAVID M. BRAIN David M. Brain, 49, has served as our President and Chief TRUSTEE SINCE 1999 Executive Officer and as a trustee since October 1999. He served as our Chief Financial  Officer from 1997 to 1999 and as our Chief Operating  Officer from 1998 to 1999. Mr. Brain acted as a  consultant  to AMC  Entertainment,  Inc.  in the formation of the Company in 1997.  From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George K. Baum & Company, an
                    investment   banking  firm  headquartered  in  Kansas  City,
                    Missouri. Before joining George K. Baum & Company, Mr. Brain was Managing Director of the Corporate Finance Group of KPMG
                    LLP, a practice unit he organized and managed for over 12 years. He received a BA in Economics from Tulane University, where he was awarded an academic fellowship.

   CLASS III TRUSTEES (SERVING FOR A TERM EXPIRING AT THE 2006 ANNUAL MEETING)

MORGAN G.           Morgan G.  ("Jerry")  Earnest II, 49, is an  Executive  Vice
EARNEST II          President of GMAC Commercial  Mortgage  Corporation where he
TRUSTEE SINCE 2003  serves  as  head  of  the  Specialty  Lending  Group,  which consists of the Healthcare  Financing Group, the Hospitality
                    Industry  Division  and  the  Golf  Finance  Group.  He also directly manages GMAC's  Hospitality  Industry  Division and
                    Golf  Finance  Group.  Mr.  Earnest  joined GMAC  Commercial
                    Mortgage  Corporation in March 1996. From 1992 through 1996,
                    Mr. Earnest was a principal of Lexington Mortgage Company, a
                    commercial    mortgage    banking   firm   active   in   the
                    securitization  of  commercial  real estate  mortgage  loans
                    until   its   acquisition   by  GMAC   Commercial   Mortgage
                    Corporation  in March  1996.  From 1984  through  1991,  Mr.
                    Earnest  was a principal  with  Concord  Properties  and The
                    Earnest Corporation, which were involved in land development and homebuilding. From 1980 through 1984, Mr. Earnest was an Assistant Vice President in the Real Estate Department of
                    Continental  Illinois  National Bank and Trust Company.  Mr.
                    Earnest is a member of the  Industry  Real Estate  Financing
                    Advisory  Council  (IREFAC) of the American  Hotel & Lodging
                    Association and a member of the Urban Land Institute. He is an active speaker at lodging industry conferences and is frequently quoted in industry publications. Mr. Earnest has an MBA from the Colgate Darden Graduate School of Business
                    Administration of The University of Virginia and is a graduate of Tulane University.

JAMES A. OLSON James A. Olson, 62, is a principal and the Chief Financial TRUSTEE SINCE 2003 Officer of Plaza Belmont Management Group, LLC, manager of the private  equity fund Plaza Belmont LLC,  which  acquires and operates companies in the food  manufacturing  industry.
                    Prior to  joining  Plaza  Belmont in 1999,  Mr.  Olson was a partner  with  Ernst & Young  LLP.  During his 32 years with
                    Ernst & Young,  including  six years in  Europe,  Mr.  Olson served as  managing  director  of two of their  offices  and worked with a number of  multinational  and domestic clients in a variety of  industries.  In addition to  providing  his client  companies  with the  traditional  audit  services of
                    Ernst & Young,  Mr. Olson  advised them on their  securities
                    offerings,   mergers  and  acquisitions  and  corporate  tax
                    strategies.  He is a past  president of the  Missouri  State
                    Board of Accountancy and a member of the American Institute of Certified Public Accountants. Mr. Olson received his BS and MS degrees from St. Louis University. Mr. Olson serves on the Board of Directors and is Chairman of the audit committee of SCS Transportation, Inc., a NASDAQ-listed transportation company.

    CLASS I TRUSTEE (SERVING FOR A TERM EXPIRING AT THE 2007 ANNUAL MEETING)

BARRETT BRADY       Barrett  Brady,  58, is Senior Vice  President  of Highwoods
TRUSTEE SINCE 2004  Properties,  Inc., a NYSE-listed  REIT.  Mr. Brady served as
                    President  and  Chief  Executive  Officer  of  J.C.  Nichols
                    Company, a real estate company headquartered in Kansas City,
                    Missouri, until its acquisition by Highwoods in 1998. Before
                    joining  J.C.   Nichols  Company  in  1995,  Mr.  Brady  was
                    President  and  CEO  of  Dunn  Industries,   Inc.,  a  major
                    construction contractor. Mr. Brady received a BSBA from Southern Methodist University and an MBA from The University of Missouri. Mr. Brady serves on the Boards of Directors of Midwest Research Institute, North American Savings Bank and
                    Dunn  Industries,  Inc.,  and the Board of  Trustees  of The
                    University of Missouri at Kansas City.

Messrs. Druten and Brain have consented to serve on the Board of Trustees for their respective terms. If Mr. Druten or Mr. Brain should become unavailable to serve as a trustee (which is not expected), the nominating/company governance committee may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the nominating/company governance committee.

HOW ARE TRUSTEES COMPENSATED?

     Each non-employee trustee receives:

     o An annual retainer of $30,000, which must be taken in common shares, valued at the latest closing price

     o    $1,500 in cash for each Board meeting they attend

     o    $1,000 in cash for each committee meeting they attend

     o    Reimbursement   for  any  out-of-town   travel  expenses  incurred  in
          attending Board or committee meetings and other expenses incurred on behalf of the Company

     The Chairman of the Board and the Chairmen of the audit, compensation and nominating/company governance committees receive additional annual retainers of $10,000, $10,000, $7,500 and $5,000, respectively, which may be taken in cash or in common shares valued at 125% of the cash retainer amount.

     Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board.

     Robert J. Druten received options to purchase 10,000 common shares on the effective date of our initial public offering in 1997. Options to purchase 3,333 common shares were granted to each non-employee trustee on the date of each annual meeting from 1998 to 2003, with an exercise price per share equal to the closing price of our common shares on the annual meeting date. Commencing in 2004, the number of options granted annually to each non-employee trustee was increased to 5,000. These options vest after one year and expire after ten years unless terminated earlier because of a trustee's termination from the Board. All of these options were issued under our 1997 Share Incentive Plan.

                               COMPANY GOVERNANCE

     Our Board of Trustees is committed to effective company governance. We adopted Company Governance Guidelines, Independence Standards for Trustees and a Code of Business Conduct and Ethics in 2003 in response to the passage of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the related rule proposals of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Following the adoption of revised governance rules by the NYSE and the implementation of the SEC's rules on internal control over financial reporting, we reexamined and made changes to our Company Governance Guidelines, Independence Standards for Trustees and Code of Business Conduct and Ethics and the charters of our audit, nominating/company governance and compensation committees. These documents may be found at the Company Governance section of our website at www.eprkc.com and are available in print to any shareholder who requests them. The amended and restated committee charters are also attached as Appendix A, B and C to this proxy statement.

We are providing this summary in order to keep you apprised of our continued efforts to improve our governance procedures and to further align the interests of our trustees and management with our shareholders.

COMPANY GOVERNANCE GUIDELINES

     Our Company Governance Guidelines address a number of topics, including the role and responsibilities of our Board, the qualifications of independent trustees, the ability of shareholders to communicate directly with the independent trustees, Board committees, separation of the offices of Chairman and CEO, trustee compensation and management succession. Our nominating/company governance committee will continue to review our Company Governance Guidelines on a periodic basis to ensure their effectiveness.

WHO ARE OUR INDEPENDENT TRUSTEES AND HOW WAS THAT DETERMINED?

     Our Company Governance Guidelines and the governance rules of the NYSE require that a majority of our trustees be independent. To qualify as independent, our Board must affirmatively determine that a trustee has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist our Board in making this determination, the Board has used our Independence Standards for Trustees as categorical standards to evaluate the independence of our independent trustees. Using those standards, the Board reviewed the independence of Mr. Druten and the trustees whose term of office will continue after the annual meeting. Based upon that review, the Board has affirmatively determined that Messrs. Druten, Earnest, Olson and Brady, who constitute a majority of our Board of Trustees, have no material relationship with the Company and are thus independent in accordance with NYSE rules.

     The following is a summary of our Independence Standards for Trustees. For a complete description of those standards, please review our Independence Standards for Trustees at the Company Governance section of our website at www.eprkc.com.

     o    A trustee is not independent if:

     (i) The trustee is, or has been within the last 3 years, an employee of EPR, or an immediate family member of the trustee is, or has been within the last 3 years, an executive officer of EPR.

     (ii) The trustee has received, or has an immediate family member who has received, during any 12 month period within the last 3 years, more than $100,000 in direct compensation from EPR, other than trustee and committee fees and pensions or other forms of deferred compensation (provided such compensation is not contingent on future service).

     (iii)(A) The trustee or an immediate family member is a current partner of the firm that is EPR's internal or external auditor, (B) the trustee is a current employee of the firm, (C) the trustee has an immediate family member who is a current employee of the firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice, or (D) the trustee or an immediate family member was within the last 3 years (but is no longer) a partner or employee of the firm and personally worked on EPR's audit within that time.

     (iv) The trustee or an immediate family member is, or has been within the last 3 years, employed as an executive officer of another company where any of EPR's present executive officers at the same time serves on that company's compensation committee.

     (v) The trustee is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, EPR for property or services in an amount which, in any of the last 3 years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

     o A person who is an executive officer or affiliate of an entity that provides non-advisory financial services such as lending, check clearing, maintaining customer accounts, stock brokerage services or custodial and cash management services to EPR or its affiliates may be determined by the Board to be independent if the following conditions are satisfied:

          *    the entity does not provide any advisory services to EPR

          * the annual interest and/or fees payable to the entity by EPR do not exceed the numerical limitation described above

          * any loan provided by the entity is made in the ordinary course of business of EPR and the lender and does not represent EPR's principal source of credit or liquidity

          * the trustee has no involvement in presenting, negotiating, underwriting, documenting or closing any such non-advisory financial services and is not compensated by EPR, the entity or any of its affiliates in connection with those services

          *    the  Board  affirmatively   determines  that  the  terms  of  the
               non-advisory financial services are fair and reasonable and advantageous to the Company and no more favorable to the provider than generally available from other providers

          * the provider is a recognized financial institution, non-bank commercial lender or securities broker

          * the trustee abstains from voting as a trustee to approve the transaction

          *    all  material   facts   related  to  the   transaction   and  the
               relationship of the person to the provider are disclosed by EPR in its Exchange Act reports and proxy statement

     o No person who serves, or whose immediate family member serves, as a partner, member, executive officer or comparable position of any firm providing accounting, consulting, legal, investment banking or financial advisory services to EPR, or as a securities analyst covering EPR, shall be considered independent until after the end of that relationship.

     o    No person  who is, or who has an  immediate  family  member who is, an officer, director, more than 5% shareholder, partner, member, attorney, consultant or affiliate of any tenant of the Company or any affiliate of such tenant shall be considered independent until three years after the end of the tenancy or such relationship.

     As we have previously reported, Morgan G. Earnest II is an Executive Vice President of GMAC Commercial Mortgage Corporation, whose Canadian affiliate has provided US $97 million in mortgage financing secured by our Canadian properties. The annual interest and loan fees paid by us on the Canadian loan do not exceed the numerical limitations in our Independence Standards for Trustees. Mr. Earnest has received no direct or indirect compensation from any party in connection with the loan. The loan was approved by our independent trustees other than Mr. Earnest. The independent trustees other than Mr. Earnest have determined that the loan does not constitute a material relationship between Mr. Earnest and the Company and that Mr. Earnest is thus independent and qualified to serve as an independent trustee and a member of the audit, nominating/company governance and compensation committees.

HOW OFTEN DID THE BOARD MEET DURING 2004?

     The Board of Trustees met five times in 2004. No trustee attended less than 90% of the meetings of the Board and committees on which he served. Our trustees discharge their responsibilities throughout the year, not only at Board of Trustee and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.

DO THE INDEPENDENT TRUSTEES HOLD REGULAR EXECUTIVE SESSIONS?

     The independent trustees meet regularly in separate executive sessions without management. Mr. Druten serves as the presiding trustee at those meetings.

HOW CAN SHAREHOLDERS COMMUNICATE DIRECTLY WITH THE BOARD?

     Any shareholder is welcome to send a written communication to the non-management trustees about any matter of interest related to the Company. You may communicate with the non-management trustees by either sending a letter to our address listed on the cover page of this proxy statement, or by visiting the Company Governance section of our website at www.eprkc.com, clicking on "Procedures for Confidential Anonymous Submissions," and following the instructions for making a confidential submission. Your communication will be forwarded directly to the non-management trustees and will not be screened by management. Shareholders may also make proposals and nominate candidates for trustee for consideration at any annual meeting in accordance with the procedures described in "Submission of Shareholder Proposals and Nominations" below.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Trustees has established an audit committee, a nominating/company governance committee and a compensation committee. All of our non-management trustees serve on all three committees. The Board believes this promotes access to a variety of views on all three committees and helps ensure that all of the committees have a broad perspective on the Company's operations as a whole. The Board has affirmatively determined that all of the committee members are independent, as described above in "Who are our independent trustees and how was that determined?" The members of our audit committee also meet the additional independence standards prescribed by SEC Rule 10A-3. Each committee has adopted a written charter governing its duties and responsibilities. The charter of each committee was amended and restated in 2005. Copies of the amended and restated charters are attached to this proxy statement as Appendix A, B and C, respectively.

     AUDIT COMMITTEE. The audit committee oversees the accounting, auditing and financial reporting policies and practices of the Company. The committee is directly responsible for assisting the Board of Trustees in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent auditors, and the performance of our internal audit function and the independent auditors. The Board of Trustees has determined that all of the members of the audit committee are "audit committee financial experts" as defined by SEC rules, by virtue of their experience and positions held as described in their biographies listed above. Mr. Olson serves as Chairman of the audit committee. The committee met four times in 2004.

     NOMINATING/COMPANY GOVERNANCE COMMITTEE. The nominating/company governance committee evaluates and nominates candidates for election to the Board of Trustees and assists the Board in ensuring the effectiveness of our governance policies and practices. Candidates for nomination to the Board are evaluated and recommended on the basis of the value they would add to the Board in light of their integrity, experience, training and judgment, their financial literacy and sophistication and knowledge of corporate and real estate finance, their knowledge of the real estate and/or entertainment industry, their independence from Company management and other factors. The committee will consider nominations made by shareholders in compliance with the procedures described in "Submission of Shareholder Proposals and Nominations" below. The committee will use the same criteria to evaluate nominees recommended in good faith by shareholders as it uses to evaluate its own nominees, but may give greater weight to nominees recommended by holders of more than 5% of our outstanding common shares. Mr. Druten serves as Chairman of the nominating/company governance committee. The committee met two times in 2004.

     COMPENSATION COMMITTEE. The compensation committee approves company goals and objectives relevant to the compensation of our CEO, evaluates our CEO's performance in light of those goals and objectives, determines and approves our CEO's compensation, and makes recommendations to the Board regarding the compensation of our other executive officers and our independent trustees, as well as incentive compensation and equity-based plans that are subject to Board approval. Mr. Earnest serves as Chairman of the compensation committee. The committee met one time in 2004.

WHAT IS OUR POLICY REGARDING TRUSTEE ATTENDANCE AT ANNUAL MEETINGS?

     Our trustees are expected to attend each annual meeting of shareholders, although conflict situations can arise from time to time. All of our trustees attended the 2004 annual meeting.

                               EXECUTIVE OFFICERS

     Here are our executive officers and some brief information about their backgrounds.


     DAVID M. BRAIN, 49, is our President and Chief Executive Officer. His background is described on page 4.

     FRED L. KENNON, 49, has served as our Chief Financial Officer since 1999 and as Vice President and Treasurer since 1998. From 1984 to 1998 he was with Payless Cashways, Inc., most recently serving as Vice President - Treasurer. Mr. Kennon graduated from Pittsburg State University in 1978 and holds an MBA from The University of Missouri at Kansas City.

     GREGORY K. SILVERS, 41, has served as our Vice President, Secretary and General Counsel since 1998 and as Chief Development Officer since 2001. From 1994 to 1998, he practiced with the law firm of Stinson, Morrison Hecker, L.L.P. specializing in real estate law. Mr. Silvers received his JD in 1994 from The University of Kansas.

     MARK A. PETERSON, 41, was appointed our Vice President-Accounting and Administration in June 2004. From 1998 to 2004, Mr. Peterson was with American Italian Pasta Company, a publicly traded company and the largest pasta manufacturer in North America, most recently serving as Vice President-Accounting and Finance. Mr. Peterson was Chief Financial Officer of JC Nichols Company, a real estate company headquartered in Kansas City, Missouri, from 1995 until its acquisition by Highwoods Properties, Inc. in 1998. Prior to joining JC Nichols Company, Mr. Peterson was an audit senior with Arthur Andersen & Co. and a senior audit manager with Donnelly Meiners Jordan Kline, a Kansas City-based accounting firm subsequently acquired by McGladrey Pullen LLP. Mr. Peterson received a BS in Accounting, with highest honors, from the University of Illinois in 1986.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table contains information on the compensation earned by our CEO and each of our other most highly compensated executive officers whose compensation exceeded $100,000 in 2004.


------------------------------ ---------- ------------------------------ --------------------------------------------
                                               ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                          ------------------------------ --------------------------------------------
                                                                                           AWARDS
------------------------------ ---------- -------------- --------------- -------------- -----------------------------

                                                                          RESTRICTED       SECURITIES UNDERLYING
                                             SALARY          BONUS          SHARE                 OPTIONS
 NAME AND PRINCIPAL POSITION     YEAR          ($)            ($)(1)      AWARDS(2) (3)              (#)
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
DAVID  M.   BRAIN   President    2004       $385,688        $462,825        18,335                 50,931
and Chief Executive Officer
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2003       $372,646        $447,174        15,449                 42,913
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2002       $358,313        $322,481        13,693                169,661
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
FRED L. KENNON Vice              2004       $243,280        $218,952         7,491                 20,809
President, Chief Financial
Officer and Treasurer
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2003       $235,053        $211,548         6,312                 17,533
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2002       $226,013        $135,608         5,455                 67,590
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
GREGORY K. SILVERS Vice          2004       $217,567        $217,567         7,052                 19,589
President, Secretary,
General Counsel and Chief
Development Officer
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2003       $210,210        $191,008         5,699                 15,831
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
                                 2002       $202,125        $121,275         4,879                 60,446
------------------------------ ---------- -------------- --------------- -------------- -----------------------------
MARK A. PETERSON Vice            2004       $ 93,019        $48,125          1,300                 3,611
President - Accounting and
Administration (4)
------------------------------ ---------- -------------- --------------- -------------- -----------------------------


(1) Performance bonuses are payable in cash, restricted common shares (valued at 125% of the cash bonus amount for Messrs. Brain, Kennon and Silvers and 150% of the cash bonus amount for Mr. Peterson) or options (valued at 500% of the cash bonus amount) or a combination of these, at the election of the executive. Prior to 2003, bonuses paid in restricted shares were valued at 150% of the cash bonus amount.

(2) The restricted common share awards vest at the rate of 20% per year during a five year period. The dollar value of the shares vested under each officer's restricted share award will be based on the closing price of our common shares on the NYSE on the applicable vesting date. The officers receive dividends on the restricted shares from the date of issuance at the same rate paid to our other common shareholders.

(3) The aggregate number of restricted common shares held by each named executive officer on December 31, 2004 and the value of those shares (based on the closing price of $44.55 for our common shares on the NYSE on that date) were as follows:

           ---------------------- -------------------- ---------------------
                   OFFICER           NO. OF SHARES        12/31/04 VALUE
           ---------------------- -------------------- ---------------------
           David M. Brain               78,807              $3,510,852
           ---------------------- -------------------- ---------------------
           Fred L. Kennon               20,006              $   891,267
           ---------------------- -------------------- ---------------------
           Gregory K. Silvers           26,551              $1,182,847
           ---------------------- -------------------- ---------------------
           Mark A. Peterson               ---                   ---
           ---------------------- -------------------- ---------------------

     The shares are registered with the SEC under the Securities Act of 1933, but are restricted against transfer for a period of one year after the issue date under our Share Incentive Plan.

(4) Mr. Peterson was named our Vice President - Accounting and Administration on June 14, 2004. His annual salary rate for 2004 was $165,000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information about options awarded to the named executive officers in 2004.


  ------------------------------------------------------------------------------------------------ ---------------------
                                         INDIVIDUAL GRANTS
  ------------------------------------------------------------------------------------------------
                              NUMBER OF         PERCENT OF
                             SECURITIES           TOTAL
                             UNDERLYING          OPTIONS
                               OPTIONS          GRANTED TO         EXERCISE                         GRANT DATE PRESENT
           NAME                GRANTED          EMPLOYEES            PRICE           EXPIRATION           VALUE
                                 (#)          IN FISCAL YEAR       ($/SH)(1)            DATE            ($/SH)(2)

  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  DAVID M. BRAIN               42,913               41%              $39.80            3/2014             $0.81
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  FRED L. KENNON               17,533               17%              $39.80            3/2014             $0.81
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  GREGORY K. SILVERS           15,831               15%              $39.80            3/2014             $0.81
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------
  MARK A. PETERSON             20,000               19%              $33.58            6/2014             $0.81
  ----------------------- ------------------ ----------------- ------------------- --------------- ---------------------


(1) The options vest at the rate of 20% per year for five years and are exercisable during a 10-year period.

(2) Based on the Black-Scholes Valuation Model. Black-Scholes, Binomial and Minimum Value calculations performed in accordance with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" and using the following assumptions: expected volatility using 52 weekly share prices commencing on 1/1/04 (14.1%), expected life (eight years), share prices on grant dates ($33.58 --
     $39.80), exercise prices ($33.58 -- $39.80), expected dividend yield (6.0%), risk free rate of return (4.0%).

AGGREGATED  OPTION  EXERCISES  IN LAST FISCAL YEAR AND FISCAL  YEAR-END  OPTIONS
VALUES

     The following table provides information on the number of shares received on exercise of options by the named executive officers in 2004 and the number of shares under option to the named executive officers as of December 31, 2004.


------------------------ ---------------------- --------------------- ---------------------- ----------------------
                                                                        NUMBER OF SHARES
                                                                           UNDERLYING        VALUE OF UNEXERCISED
                                                                       UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                                       AT FISCAL YEAR END     AT FISCAL YEAR END
                                                                               (#)                    ($)
                          SHARES ACQUIRED ON           VALUE              EXERCISABLE/           EXERCISABLE/
                               EXERCISE               REALIZED            UNEXERCISABLE          UNEXERCISABLE
         NAME                     (#)                   ($)
------------------------ ---------------------- --------------------- ---------------------- ----------------------
DAVID M. BRAIN                  56,327              $1,440,933           197,606/284,753     $5,306,652/$5,677,415
------------------------ ---------------------- --------------------- ---------------------- ----------------------
FRED L. KENNON                  69,443              $1,863,486           55,825/115,480      $1,411,329/$2,305,903
------------------------ ---------------------- --------------------- ---------------------- ----------------------
GREGORY K. SILVERS              34,450              $   821,185           60,906/96,633      $1,566,600/$1,840,269
------------------------ ---------------------- --------------------- ---------------------- ----------------------
MARK A. PETERSON                  ---                       ---            ---/20,000             $0/$219,400
------------------------ ---------------------- --------------------- ---------------------- ----------------------


EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information with respect to compensation plans (including individual compensation arrangements) under which common shares of the Company were authorized for issuance to officers, employees and trustees as of December 31, 2004.


------------------------------- ------------------------ ------------------------- -----------------------------------
                                NUMBER OF SHARES TO BE       WEIGHTED-AVERAGE          NUMBER OF SHARES REMAINING
                                 ISSUED UPON EXERCISE       EXERCISE PRICE OF        AVAILABLE FOR FUTURE ISSUANCE
        PLAN CATEGORY               OF OUTSTANDING         OUTSTANDING OPTIONS,     UNDER EQUITY COMPENSATION PLANS
                                 OPTIONS, WARRANTS AND     WARRANTS AND RIGHTS       (EXCLUDING SHARES REFLECTED IN
                                        RIGHTS                                              COLUMN (A)) (2)
------------------------------- ------------------------ ------------------------- -----------------------------------
                                          (A)                      (B)                            (C)
------------------------------- ------------------------ ------------------------- -----------------------------------
  EQUITY COMPENSATION PLANS             980,677                   $22.99                       1,627,965
 APPROVED BY SHAREHOLDERS(1)
------------------------------- ------------------------ ------------------------- -----------------------------------
EQUITY COMPENSATION PLANS NOT
   APPROVED BY SHAREHOLDERS                --                        --                              --
------------------------------- ------------------------ ------------------------- -----------------------------------
            TOTAL                       980,677                   $22.99                       1,627,965
------------------------------- ------------------------ ------------------------- -----------------------------------


(1)  All options have been issued under the Share Incentive Plan.

(2) Restricted common shares as well as options may be awarded under the Share Incentive Plan. The Share Incentive Plan does not separately quantify the number of options or number of restricted shares which may be awarded under the Plan.

EMPLOYMENT AGREEMENTS

     In 2000, we entered into employment agreements with David M. Brain, Fred L. Kennon and Gregory K. Silvers, each for a term of three years, with automatic one-year extensions on each anniversary date. The employment agreements generally provide for:

     o an original annual base salary of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers, subject to any increases awarded by the compensation committee. The 2004 base salary amounts for Messrs. Brain, Kennon and Silvers are listed in the Summary Compensation Table.

     o    an annual incentive bonus in an amount established by the compensation
          committee  if  performance   criteria   adopted  by  the  compensation
          committee are achieved

     o a loan to Mr. Brain of $1,407,645 for the purchase of 80,000 common shares and loans of $281,250 to each of Mr. Kennon and Mr. Silvers for the purchase of 20,000 common shares each under the Share Purchase Program. The loans, which were made by us prior to passage of the Sarbanes-Oxley Act, are evidenced by ten-year recourse promissory notes, with principal and accrued interest payable at maturity. A portion of each officer's share purchase loan will be forgiven upon his death or permanent disability, or if he is terminated without cause or terminates his employment for good reason, as defined in the employment agreement. The entire amount of each executive's loan will be forgiven if he is terminated without cause following a hostile change in control of the Company. The officers are entitled to reimbursement for taxes on income resulting from loan forgiveness.

     o a rolling three-year term, subject to termination by the Company with or without cause

     o salary and bonus continuation following an officer's death, disability or termination without cause

     Mr. Brain is entitled to severance compensation equal to his base salary and bonus for the remainder of any three-year employment period if he resigns following a change in control of the Company or upon his death, termination by the Company without cause or termination by Mr. Brain for good reason. Messrs. Kennon and Silvers are entitled to similar severance compensation upon their death, termination by the Company without cause or termination by the executive for good reason.

     We entered into an employment agreement with Mr. Peterson in 2005 on terms similar to those of Messrs. Brain, Kennon and Silvers, except that no share purchase loan has been or will be made to Mr. Peterson. The agreement is for a term of two years with automatic one-year extensions on each anniversary date, and provides for an original base salary of $181,500, subject to any increases awarded by the compensation committee.

HOW ARE OUR EXECUTIVE OFFICERS COMPENSATED?

     We have adopted various compensation programs to attract and retain executive officers, to provide incentives to maximize our Funds from Operations, and to provide executive officers with an interest in the Company parallel to that of our shareholders.

     Our executive compensation programs are administered by the compensation committee, which is authorized to select from among EPR's eligible employees the individuals to whom awards will be granted and to establish the terms and conditions of those awards. No member of the compensation committee is eligible to participate in any compensation program other than as a non-employee trustee of the Company.

     ANNUAL INCENTIVE PROGRAM. The Annual Incentive Program provides for incentive bonuses to officers designated by the compensation committee if selected performance criteria are achieved. The performance criteria and the amount of the bonuses are established each year by the compensation committee.

     SHARE INCENTIVE PLAN. We encourage our executive officers to own common shares in the Company. To assist officers with this goal, we provide officers the opportunity to acquire shares through various programs:

     o SHARE PURCHASE PROGRAM. Allows officers to purchase common shares from us at fair market value. The shares may be subject to transfer
          restrictions  and  other   conditions   imposed  by  the  compensation
          committee.

     o RESTRICTED SHARE PROGRAM. We may award restricted common shares to officers, subject to conditions adopted by the compensation committee. In general, restricted shares may not be sold until the restrictions expire or are removed by the compensation committee. Restricted shares have full voting and dividend rights from the date of issuance. All restrictions on restricted shares lapse upon a change in control of the Company.

     o SHARE OPTION PROGRAM. We may grant options to our officers and employees to purchase shares subject to conditions imposed by the compensation committee.

     Under the Share Incentive Plan, a maximum of 3,000,000 common shares, subject to adjustment upon significant Company events, are reserved for issuance under the Plan. There is no limit on the number of total options an individual may receive under the Plan. The maximum number of shares or options which may be awarded to an employee subject to the deductibility limitation of Section 162(m) of the Internal Revenue Code is 250,000 for each twelve-month performance period (or, to the extent the award is paid in cash, the maximum dollar amount equal to the cash value of that number of shares).

                          COMPENSATION COMMITTEE REPORT

     The Board of Trustees has appointed a compensation committee consisting of all of the non-management trustees. All members of the compensation committee are independent as described in "Company Governance - Who are our independent trustees and how was that determined?" The primary responsibilities of the compensation committee are to (i) review and approve Company goals and objectives relevant to the CEO's compensation, evaluate the CEO's performance in light of those goals and objectives, and determine and approve the CEO's compensation level based on that evaluation, and (ii) make recommendations to the Board regarding the compensation of the Company's other executive officers and the independent trustees, as well as incentive compensation and equity-based plans that are subject to Board approval.

     The committee has adopted an amended and restated charter which is attached to this proxy statement as Appendix C.

WHAT IS THE COMPANY'S EXECUTIVE COMPENSATION PHILOSOPHY?

     EPR's compensation philosophy has several key objectives:

     o create a well-balanced and competitive compensation program utilizing base salary, annual incentives and equity-based compensation

     o reward executives for performance on measures designed to increase shareholder value

     o    use share  awards and share  options  to ensure  that  executives  are
          focused  on  providing   appropriate   dividend  levels  and  building
          shareholder value

     o create alignment between the Company's executives and its shareholders by encouraging key executives to purchase shares

     The compensation committee used the following compensation programs to meet its compensation objectives for executive officers:

     BASE SALARY. The compensation committee established base salaries of $401,000 for Mr. Brain, $253,000 for Mr. Kennon, $253,000 for Mr. Silvers and $181,500 for Mr. Peterson for 2005. The salary levels were intended to provide a level of compensation competitive with those of other executives performing similar functions at comparable companies and to reward EPR's executives for their efforts on behalf of the Company and the Company's performance and increase in share price during 2004.

     ANNUAL INCENTIVE AWARDS. Under the Annual Incentive Plan, the compensation committee established specific annual "performance targets" for each covered executive. The performance targets were based on increases in Funds from Operations per share and other factors aimed at providing shareholders with an acceptable rate of return. Performance bonuses are payable in cash, restricted common shares (valued at 125% of the cash bonus amount for Messrs. Brain, Kennon and Silvers and 150% of the cash bonus amount for Mr. Peterson), share options (valued at 500% of the cash bonus amount) or a combination of two or more of those. The compensation committee awarded bonuses of $462,825 to Mr. Brain, $218,952 to Mr. Kennon, $217,567 to Mr. Silvers and $48,125 to Mr. Peterson for 2004.

     LONG-TERM COMPENSATION AWARDS. The compensation committee made long term compensation awards to the covered executives consisting of the restricted shares and options disclosed in the columns entitled "Restricted Share Awards" and "Securities Underlying Options" in the Summary Compensation Table.

HOW WAS THE COMPANY'S PRESIDENT AND CEO COMPENSATED?

     EPR's President and CEO, David M. Brain, was compensated in 2004 pursuant to an employment agreement entered into in 2000. In establishing Mr. Brain's compensation, the compensation committee took into account the compensation of similar officers of REITs with comparable market capitalizations, Mr. Brain's contributions to the Company's performance, increase in share price and achievement of its acquisition and financing strategies during 2004, and his success in meeting the performance criteria established by the compensation committee.

     Mr. Brain received a base salary of $385,688 in 2004 and a bonus of $462,825 for 2004. The incentive award paid to Mr. Brain was based on the Company's achievement of target financial results and shareholder return, as well as a subjective evaluation of Mr. Brain's performance during 2004.

HOW WILL 2005 INCENTIVE COMPENSATION BE DETERMINED?

     The committee may rely on any of the following factors in determining executive incentive compensation levels for 2005: Funds from Operations, Cash Available for Distribution, return on equity, return on assets, return on acquisitions, net operating income, total shareholder return, dividend growth, financial statement management, and/or achievement of acquisition and financing targets. In evaluating Company performance, the committee may consider 2005 performance against historical performance, budgeted performance, peer organization performance, REIT indices performance, broad market indices performance and/or other factors.

HOW IS EPR ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met.

     Although the compensation committee has designed the Company's executive compensation program so that compensation will be deductible under Section 162(m), at some future time it may not be possible or practicable or in the Company's best interests to qualify an executive officer's compensation under
Section 162(m). Accordingly, the compensation committee and the Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the compensation committee is or has been an officer or employee of the Company or any of its subsidiaries. No member of the compensation committee had any contractual or other relationship with the Company during 2004.

                         By the compensation committee:

                              Morgan G. Earnest II
                                Robert J. Druten
                                 James A. Olson
                                  Barrett Brady

THIS COMPENSATION COMMITTEE REPORT IS NOT DEEMED "SOLICITING MATERIAL" AND IS NOT DEEMED FILED WITH THE SEC OR SUBJECT TO REGULATION 14A OR THE LIABILITIES UNDER SECTION 18 OF THE EXCHANGE ACT.

                      TRANSACTIONS BETWEEN THE COMPANY AND
                     TRUSTEES, OFFICERS OR THEIR AFFILIATES

     Pursuant to their 2000 employment agreements, Messrs. Brain, Kennon and Silvers are indebted to the Company in the principal amounts of $1,407,645, $281,250 and $281,250, respectively, for the purchase of 80,000, 20,000 and 20,000 common shares, respectively. Each loan is represented by a 10-year recourse note with principal and interest at 6.24% per annum payable at maturity.

     For a discussion of the Board's determination of Mr. Earnest's independence as a trustee in light of our Canadian mortgage financing, see "Company Governance - Who are our independent trustees and how was that determined?"

                               COMPANY PERFORMANCE

     The following performance graph shows a comparison of cumulative total returns for EPR, the Morgan Stanley REIT Index (in which EPR is included) and the Russell 2000 Index (in which EPR is included) for the five fiscal year period beginning December 31, 1999 and ending December 31, 2004.

     The graph assumes that $100 was invested on December 31, 1999 in each of the Company's common shares, the Morgan Stanley REIT Index and the Russell 2000 Index, and that all dividends were reinvested. The information presented in the performance graph is historical and is not intended to represent or guarantee future returns.


                          TOTAL RETURN TO SHAREHOLDERS
                     (ASSUMES $100 INVESTMENT ON 12/31/99)

---------------------------------------------------------------------------------------------------------------
600-|
    |
    |                                                                                                    %
    |
500-|
    |
    |
    |
400-|                                                                                %
    |
    |
    |
300-|
    |
    |                                                            %                                       o
    |
200-|                                                                                o
    |                                        %
    |                                        o                   o
    |                    o                                                           *                   *
100-%o*                %*                   *
    |                                                            *
    |
    |
  0 |                   |                   |                   |                   |                   |
    -----------------------------------------------------------------------------------------------------------
12/31/1999          12/31/2000          12/31/2001          12/31/2002          12/31/2003          12/31/2004

       % Entertainment Properties Trust     o Morgan Stanley REIT Index     * Russell 2000 Index

---------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Total Return Analysis

                                12/31/1999      12/31/2000      12/31/2001      12/31/2002      12/31/2003      12/31/2004
--------------------------------------------------------------------------------------------------------------------------
Entertainment Properties Trust  $  100.00       $   96.31       $  188.12       $  247.99       $  391.24       $  531.39
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index       $  100.00       $  126.81       $  143.08       $  148.30       $  202.79       $  266.64
--------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index              $  100.00       $   95.80       $   96.78       $   75.90       $  110.33       $  129.09
--------------------------------------------------------------------------------------------------------------------------

THIS COMPANY PERFORMANCE INFORMATION IS NOT DEEMED "SOLICITING MATERIAL" AND IS NOT DEEMED FILED WITH THE SEC OR SUBJECT TO REGULATION 14A OR THE LIABILITIES UNDER SECTION 18 OF THE EXCHANGE ACT.

                             AUDIT COMMITTEE REPORT

     The Board of Trustees has appointed an audit committee consisting of all of the non-management trustees. All members of the audit committee are independent as described in "Company Governance - Who are our independent trustees and how was that determined?" The committee members also meet the additional independence standards of SEC Rule 10A-3. We believe all members of the audit committee are "audit committee financial experts," as defined by SEC rules, by virtue of their experience and positions held as described elsewhere in this proxy statement.

     The primary responsibility of the audit committee is to assist Board oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors, and the performance of the Company's internal audit function. The independent auditors are responsible for auditing the Company's annual financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The independent auditors are also responsible for auditing the effectiveness of management's internal control over financial reporting and expressing an opinion on management's evaluation of the effectiveness of its internal control over financial reporting.

     The committee has adopted an amended and restated charter which is attached to this proxy statement as Appendix A.

     The audit committee has sole authority to engage the independent auditors to perform audit services (subject to shareholder ratification), audit-related services, tax services and permitted non-audit services and the fees therefor. The independent auditors report directly to the committee and are accountable to the committee.

     The  audit   committee  has  adopted   policies  and   procedures  for  the
pre-approval of the auditors' performance of services on behalf of the Company. Those policies generally provide that:

     o the performance by the auditors of any audit services, audit-related services, tax services or other permitted non-audit services, and the fees therefor, must be specifically pre-approved by the committee or, in the absence of one or more of the committee members, a designated member of the committee

     o pre-approvals must take into consideration, and be conducted in a manner that promotes, the auditors' effectiveness and independence

     o each particular service to be approved must be described in detail and be supported by detailed back-up documentation

     In fulfilling its oversight responsibilities, the audit committee reviewed the Company's 2004 audited financial statements with management and the auditors. The committee discussed with the auditors the matters required to be discussed in Statement of Auditing Standards No. 61, "Communications with Audit Committees," and the rules of the SEC and NYSE. This included a discussion of the auditors' judgments regarding the quality, not just the acceptability, of the Company's accounting principles and the other matters required to be discussed with the committee under the rules of the NYSE and the Public Company Accounting Oversight Board ("PCAOB"). In addition, the committee received from the auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The committee also discussed with the auditors their independence from management and the Company, including the matters covered by the written disclosures and letter provided by the auditors.

     The committee discussed with management and the auditors the overall scope and plans for the audit of the financial statements. The committee meets periodically with management and the auditors to discuss the results of their examinations, their evaluations of the Company, the Company's disclosure controls and procedures, internal control over financial reporting and internal audit function, and the overall quality of the Company's financial reporting. The committee held four meetings during 2004.

     The audit committee discussed with management and the auditors the critical accounting policies of the Company, the impact of those policies on the 2004 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2004 financial statements if different accounting policies had been applied.

     Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Trustees, and the Board approved, that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

     The audit committee has engaged KPMG as the Company's independent auditors to audit the 2005 financial statements, subject to shareholder ratification, and has engaged KPMG to perform specific audit-related services and tax return preparation and compliance, tax consulting and tax planning services during 2005. See Item II - "Ratification of Appointment of Independent Auditors."

     The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the audit committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of the audit committee members as "audit committee financial experts" pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the audit committee rely without independent verification on the information provided to them and the representations made to them by management and the auditors, and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations, appropriate disclosure controls and procedures, appropriate internal control over financial reporting, or an appropriate internal audit function, or that the Company's reports and information provided under the Exchange Act are accurate and complete. Furthermore, the audit committee's considerations and discussions referred to above and in its charter do not assure that the audit of the Company's financial statements has been carried out in accordance with PCAOB rules, that the financial statements are free of material misstatement or presented in accordance with generally accepted accounting principles, that the Company's auditors are in fact "independent," or that the matters required to be certified by the Company's Chief Executive Officer and Chief Financial Officer in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

                             By the audit committee:

                                 James A. Olson
                                Robert J. Druten
                              Morgan G. Earnest II
                                  Barrett Brady

THIS AUDIT COMMITTEE REPORT IS NOT DEEMED "SOLICITING MATERIAL" AND IS NOT DEEMED FILED WITH THE SEC OR SUBJECT TO REGULATION 14A OR THE LIABILITIES UNDER
SECTION 18 OF THE EXCHANGE ACT.

                                     ITEM II

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The audit committee has engaged, subject to shareholder ratification, the registered public accounting firm of KPMG LLP as our independent registered public accountants to audit our financial statements and management's internal control over financial reporting for the year ending December 31, 2005. KPMG audited our financial statements for the years ended December 31, 2004, 2003 and 2002 and audited our management's internal control over financial reporting as of December 31, 2004.

     Representatives of KPMG are expected to be present at the annual meeting and will be available to respond to appropriate questions about their services.

AUDIT FEES

     KPMG billed the Company an aggregate of $129,150 for professional services rendered in the audit of our financial statements for the year ended December 31, 2003, and the review of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during 2003.

     KPMG billed the Company an aggregate of $292,975 for professional services rendered in the audit of our financial statements for the year ended December 31, 2004, the audit of management's internal control over financial reporting as of December 31, 2004, the review of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during 2004, the review of other filings we made with the SEC during 2004, and the provision of comfort letters and performance of related procedures in connection with public offerings of common shares conducted by us in 2004.

AUDIT-RELATED FEES

     KPMG did not bill the Company for audit-related services during 2003. In 2004, KPMG billed the Company an aggregate of $122,330 for audit-related services in connection with our acquisition of properties in Canada.

TAX FEES

     KPMG billed the Company an aggregate of $106,404 in 2003 and $118,160 in 2004 for professional services rendered in the areas of tax return preparation and compliance, tax consulting and advice and tax planning, including REIT tax compliance, U.S. and Canadian tax compliance and the determination of the portion of our dividends representing a return of capital. The fees for 2003 and 2004 also included $21,134 and $30,340, respectively, in charges incurred in connection with a tax protest in the State of Florida. Of the $118,160 in tax fees billed for 2004, a total of $73,175 was for tax return preparation and compliance and $44,985 was for tax consulting and advice and tax planning.

ALL OTHER FEES

     KPMG did not bill the Company for any other services during 2003 or 2004.

     The audit committee has adopted policies which require that the provision of services by the auditors, and the fees therefor, be pre-approved by the audit committee. The policies are more particularly described in the audit committee report included elsewhere in this proxy statement. The services provided by KPMG in 2003 and 2004 were pre-approved by the audit committee in accordance with those policies.

     The audit committee considered whether KPMG's provision of tax services in 2003 and 2004 was compatible with maintaining its independence from management and the Company, and determined that the provision of those services was compatible with its independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our trustees, executive officers and holders of more than 10% of our common shares to file reports with the SEC regarding their ownership and changes in ownership of our shares.

     We believe that, during 2004, our trustees and executive officers complied with all Section 16(a) filing requirements. In making this statement, we have relied upon an examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our trustees and executive officers.

                                 SHARE OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR COMMON SHARES?

     Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.


------------------------------------------- ----------------------------------- --------------------------------------
           NAME AND ADDRESS OF                     AMOUNT AND NATURE OF                   PERCENT OF SHARES
             BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP                      OUTSTANDING
------------------------------------------- ----------------------------------- --------------------------------------
   Barclays Global
   Investors, N.A.                                    1,944,031 (1)                             7.8%
   45 Fremont Street, 17th Floor
   San Francisco, CA  94105
------------------------------------------- ----------------------------------- --------------------------------------
   Earnest Partners, LLC
   75 Fourteenth Street, Suite 2300                   1,593,402 (2)                             6.4%
   Atlanta, GA 30309
------------------------------------------- ----------------------------------- --------------------------------------


     (1) Based solely on disclosures made by Barclays Global Investors, N.A. and its affiliates in a report on Schedule 13G filed with the Securities and Exchange Commission. Includes shares held by affiliates of Barclays Global Investors, N.A. Certain affiliates of Barclays Global Investors, N.A. have shared voting or investment power over some of the shares.

     (2) Based solely on disclosures made by Earnest Partners, LLC in a report on Schedule 13G filed with the Securities and Exchange Commission. Earnest Partners, LLC has shared voting power with others over a portion of the shares.

HOW MANY SHARES DO OUR TRUSTEES AND EXECUTIVE OFFICERS OWN?

     The following table shows as of December 31, 2004, the number of our common shares beneficially owned by each of our trustees, the nominees for trustee and our executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and officers listed below.


   ------------------------------------------- -------------------------------------- ---------------------------
                                                       AMOUNT AND NATURE OF               PERCENT OF SHARES
           NAME OF BENEFICIAL OWNERS                 BENEFICIAL OWNERSHIP (1)              OUTSTANDING (1)
   ------------------------------------------- -------------------------------------- ---------------------------
          David M. Brain                                      618,186                           2.47%
   ------------------------------------------- -------------------------------------- ---------------------------
          Robert J. Druten                                     42,057                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          James A. Olson                                       18,799                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Morgan G. Earnest II                                 19,708                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Barrett Brady                                        13,709                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Fred L. Kennon                                      189,792                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Gregory K. Silvers                                  155,445                             *
   ------------------------------------------- -------------------------------------- ---------------------------
          Mark A. Peterson                                      ---                              ---
   ------------------------------------------- -------------------------------------- ---------------------------
          All trustees and executive
          officers as a group (8 persons)                   1,057,696                           4.22%
   ------------------------------------------- -------------------------------------- ---------------------------


     *    Less than 1 percent.

     (1) Includes the following common shares which the named individuals have the right to acquire within 60 days under existing options: David M. Brain (301,345), Fred L. Kennon (97,794), Gregory K. Silvers (86,235), Robert J. Druten (34,998), James A. Olson (18,333), Morgan G. Earnest II (18,333) and Barrett Brady (12,500).

     The above table reports beneficial ownership in accordance with Rule 13d-3 under the Exchange Act and includes common shares underlying options that are exercisable within 60 days after December 31, 2004. This means all common shares over which trustees, nominees and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The persons identified in the table have sole voting and investment power over all shares described as beneficially owned by them.

               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

DO I HAVE A RIGHT TO NOMINATE TRUSTEES OR MAKE PROPOSALS FOR CONSIDERATION BY THE SHAREHOLDERS?

     Yes. Our Declaration of Trust and Bylaws establish procedures which you must follow if you wish to nominate trustees or make other proposals for consideration at an annual shareholder meeting.

HOW DO I MAKE A NOMINATION?

     If you are a common shareholder of record and wish to nominate someone to the Board of Trustees, you must give written notice to the Company's Secretary. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date of the previous year's meeting. A nomination received less than 60 days prior to the first anniversary of the date of the previous year's meeting will be deemed untimely and will not be considered. Your notice must include:

     o for each person you intend to nominate for election as a trustee, all information related to that person that is required to be disclosed in solicitations of proxies for the election of trustees in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the person's written consent to being named in the proxy statement as a nominee and to serve as a trustee if elected)

     o your name and address and the name and address of any person on whose behalf you made the nomination, as they appear on the Company's books

     o the number of common shares owned beneficially and of record by you and any person on whose behalf you made the nomination

HOW DO I MAKE A PROPOSAL?

     If you are a common shareholder of record and wish to make a proposal to be considered at an annual shareholder meeting, you must give written notice to the Company's Secretary. Pursuant to Rule 14a-8 of the SEC, your notice must be received at the Company's executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's meeting. Any proposal received less than 120 days before that date will be deemed untimely and will not be considered. Your notice must include:

     o a brief description of your proposal and your reasons for making the proposal

     o your name and address and the name and address of any person on whose behalf you made the proposal, as they appear on the Company's books

     o any material interest you or any person on whose behalf you made the proposal have in the proposal

     o the number of common shares owned beneficially and of record by you and any person on whose behalf you made the proposal

ARE THERE ANY EXCEPTIONS TO THE DEADLINE FOR MAKING A NOMINATION OR PROPOSAL?

     Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of the previous year's meeting, your notice must be delivered:

     o    not earlier than 90 days before the meeting; and

     o not later than (a) 60 days before the meeting or (b) the 10th day after the date we make our first public announcement of the meeting date, whichever is earlier

     If the Board increases the number of trustees to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of the previous year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the Company's Secretary not later than the close of business on the 10th day following the date of our public announcement.

MUST THE BOARD OF TRUSTEES APPROVE MY PROPOSAL?

     Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by the Board of Trustees.

                                  OTHER MATTERS

     As of the date of this proxy statement, we have not been presented with any other business for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Trustees, or the judgment of the proxy holders if no recommendation is made.

                                  MISCELLANEOUS

PROXY SOLICITATION

     The enclosed proxy is being solicited by the Board of Trustees. We will bear all costs of the solicitation, including the cost of preparing and mailing this proxy statement and the enclosed proxy card. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of our transfer agent, will be paid by us.

ANNUAL REPORT

     Our annual report to shareholders, containing financial statements for the year ended December 31, 2004, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the annual report as additional proxy solicitation material.

     WE WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2004.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

     At this time, we anticipate that the 2006 annual meeting of shareholders will be held on May 10, 2006. Shareholder proposals intended for inclusion in the proxy statement for the 2006 annual meeting must be received by the Company's Secretary at 30 W. Pershing Road, Union Station, Suite 201, Kansas City, Missouri 64108, within the time limits described in "Submission of Shareholder Proposals and Nominations." Shareholder proposals and nominations must also comply with the proxy solicitation rules of the SEC.

                            By the order of the Board of Trustees


                            Gregory K. Silvers
                            VICE PRESIDENT, SECRETARY, GENERAL COUNSEL AND CHIEF
                                DEVELOPMENT OFFICER
April 8, 2005

                                   APPENDIX A

                         ENTERTAINMENT PROPERTIES TRUST

                    THIRD AMENDED AND RESTATED CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

                                  JANUARY 2005


     The audit committee is appointed by the Board to assist in meeting the Board's responsibilities regarding the quality and integrity of the Company's financial statements and financial reporting and the performance and independence of the Company's independent auditors.

                                   MEMBERSHIP

     The committee shall consist of no fewer than three members who meet the independence requirements of the New York Stock Exchange and SEC Rule 10A-3, and who are free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as members of the committee. No committee member shall be an "affiliated person" of EPR or any subsidiary, as defined in SEC Rule 10A-3. No committee member shall receive, directly or indirectly, any consulting, advisory or other compensatory fee from EPR or its subsidiaries, other than ordinary course Board and committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service, provided the compensation is not contingent in any way on continued service. No payment shall be made by EPR to any firm of which a committee member is a partner, member, executive officer or comparable position which provides accounting, consulting, legal, investment banking or financial advisory services to EPR or any subsidiary. Non-advisory financial services such as lending, check clearing, maintaining customer accounts, stock brokerage services and custodial and cash management services shall not be prohibited if the Board of Trustees affirmatively determines, in accordance with EPR's independence standards for trustees, that the performance of those services does not adversely affect the independence of the committee member.

     All members of the committee shall be "financially literate" and have a working familiarity with basic finance and accounting practices. At least one member of the committee shall be an "audit committee financial expert" as defined by Item 401(h) of SEC Regulation S-K.

     The members of the committee shall be appointed and may be replaced by the Board. Unless elected by the full Board, the members of the committee may designate a Chairman.

     The committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the committee are not professionally engaged in the practice of accounting and are not experts in the field of accounting or auditing, including auditor independence. Members of the committee rely without independent verification on the information provided to them and the representations made to them by management and the auditors. Accordingly, the committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations, effective disclosure controls and procedures or effective internal control over financial reporting. Furthermore, the committee's considerations and discussions referred to in this charter do not assure that the audit of EPR's financial statements has been carried out in accordance with the rules of the Public Company Accounting Oversight Board
("PCAOB"), that the financial statements are presented in accordance with generally accepted accounting principles ("GAAP"), or that the auditors are in fact "independent."

                          PURPOSE AND RESPONSIBILITIES

     The committee shall be directly responsible for:

     1. Assisting the Board in its oversight of the integrity of EPR's financial statements, EPR's compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors, and the performance of EPR's internal audit function and the independent auditors

     2. The engagement (subject to shareholder ratification), compensation, retention and oversight of the independent auditors, who shall report directly to the committee

     3. Pre-approving the independent auditors' performance of audit services (including review and attest services), audit-related services, tax services and any other permitted services approved by the committee, and the fees therefor, in accordance with applicable SEC rules and the policies and procedures adopted by the committee from time to time

     4. Resolving any disagreements between management and the independent auditors over financial reporting

     5. Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters

     6. At least annually, prior to the date the independent auditors' audit report is filed with the SEC, obtaining and reviewing a report by the independent auditors describing:

          o    The independent auditors' internal quality control procedures

          o Any material issues raised by the independent auditors' most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with those issues

          o All relationships between the independent auditors and the Company

          o    The critical accounting policies and practices of the Company

          o Material written communications between the independent auditors and management, such as management letters, "internal control" letters or schedules of material audit differences

          o The independent auditors' responsibilities under PCAOB auditing standards

          o The process used by management in formulating particularly sensitive accounting estimates and the basis for the independent auditors' conclusions regarding the reasonableness of those estimates

          o    The  independent   auditors'   judgments  about  the  quality  of
               management's accounting principles

          o The independent auditors' responsibility for other information in documents containing audited financial statements

          o The independent auditors' views about significant matters that were the subject of consultation with management

          o Major issues discussed with management prior to the independent auditors' engagement for the ensuing year

          o Any audit problems or difficulties and management's response, including:

               (i) any restrictions on the scope of the independent auditors' activities or on access to information

               (ii) any significant disagreements with management

               (iii)any  accounting  adjustments  that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise)

               (iv) any communications  between the audit team and the auditors'
                    national office regarding auditing or accounting issues presented by the engagement

               (v) any "management" or "internal control" letters issued, or proposed to be issued, by the independent auditors

          o All non-audit services provided by the independent auditors, any other matters required to be discussed by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and any disclosed relationships or services that may impact the objectivity and independence of the independent auditors

     7.   Discussing  EPR's  annual  audited  financial  statements,   quarterly
          financial statements, and the specific disclosures in "Management's Discussion and Analysis" with management and the independent auditors

     8. Reviewing the following matters with management and the independent auditors:

          o Major issues regarding accounting principles and financial statement presentation, including any significant changes in the selection or application of accounting principles, and major issues regarding the adequacy of internal controls and any special audit steps adopted in light of material control deficiencies

          o Assumptions used in making accounting estimates about matters that are highly uncertain at the time the estimate is made

          o The likelihood that different estimates EPR reasonably could have used in the current period, or changes in the estimate reasonably likely from period to period, would have a material impact on financial condition, changes in financial condition or results of operations

          o The reasons why certain estimates or policies are or are not considered critical and how current and anticipated future events impact those determinations

          o    Management's disclosures regarding critical accounting estimates

          o If an accounting treatment proposed does not comply with EPR's existing accounting policies, or if an existing accounting policy is not applicable, an explanation of why the existing policy was not appropriate or applicable and the basis for the selection of the alternative policy

          o The range of alternatives available under GAAP that were discussed between management and the independent auditors, the reasons for not selecting those alternatives, and the recognition, measurement and disclosure considerations related to accounting for specific transactions

          o If the accounting treatment selected was not the preferred method in the independent auditors' opinion, an explanation of the reasons why the auditors' preferred method was not selected by management

          o    Methods used to account for significant or unusual transactions

          o Effects of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus

          o    Any significant changes in EPR's critical accounting policies, or
               proposals  for  change  in  those  policies,   that  may  have  a
               significant impact on EPR's financial reports

          o The judgments and uncertainties affecting the application of critical accounting policies, the impact of those policies on EPR's financial reporting and performance, the effect changing conditions may have on the impact of those policies, and the likelihood that materially different financial results would be reported under different conditions or using different assumptions

          o EPR's disclosure controls and procedures and internal control over financial reporting, including design, documentation, implementation, staffing, outsourcing, evaluation, effectiveness, and any significant deficiencies or material weaknesses and steps adopted by management to remedy the same

          o    The staffing and performance of EPR's internal audit function

          o The analyses prepared by management and/or the independent auditors regarding specific financial reporting issues and judgments made in preparing the financials, including analyses of the effects of alternative GAAP methods on the financials

          o The effect of regulatory and accounting initiatives on the financials

          o The effect of off-balance sheet arrangements and related-party transactions on the financials

          o Management's compliance with any SEC comments on Exchange Act reports

          o The impact of any non-GAAP financial information provided by management

          o Management's policies regarding earnings information, including the type and presentation of information in earnings releases, and financial information and earnings guidance provided to analysts and ratings agencies

          o The guidelines and policies governing the process by which management assesses and manages the Company's exposure to risk, EPR's major financial risk exposures, and the steps management has taken to monitor and control those exposures

     9. Evaluating the independent auditors' qualifications, performance and independence (taking into account the opinions of EPR's management and internal auditors), including a review and evaluation of the lead audit partner

     10. Establishing clear hiring policies for employees or former employees of the independent auditors

     11.  Reporting regularly to the Board on:

          o    The quality and integrity of EPR's financials

          o    EPR's compliance with legal and regulatory requirements

          o    The performance and independence of the independent auditors

          o    The performance of EPR's internal audit function

     12. Reviewing the independent auditors' audit scope and approach and the scope of any audit-related, tax and other services recommended by management

     13. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors

     14. Periodically consulting with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of EPR's financial statements

     15. Discussing with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with the Audit Committee"

     16.  In  consultation   with  the  independent   auditors  and  management,
          evaluating the quality and integrity of EPR's financial reporting processes, both internal and external

     17. Evaluating the independent auditors' judgments about the quality and appropriateness of the Company's accounting policies as applied in its financial reporting

     18. Recommending to the Board whether the audited financial statements should be included in EPR's annual report on Form 10-K

     19. Preparing the audit committee report for inclusion in the annual proxy statement

     20. Establishing regular and separate systems of reporting to the committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of those judgments

     21. Reviewing compliance with the Company's code of business conduct and ethics

     22. Reviewing the policies and procedures with respect to executive officer expense accounts

     23. Discussing with the General Counsel any significant legal matters that may have a material impact on EPR's business or financials

     The committee shall have authority, at EPR's expense, to engage independent counsel and other advisers as the committee deems necessary to carry out its duties. The committee shall have appropriate funding from the Company, as determined by the committee, for payment of compensation to the independent auditors for issuing their audit report and performing other audit services, audit-related services, tax services and any other services for which the independent auditors are engaged by the committee, the compensation of advisors engaged by the committee, and administrative expenses necessary and appropriate for carrying out the committee's duties.

     The committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its mission to foster open communication, the committee shall meet periodically with management, the persons performing EPR's internal audit function, the trustees and the independent auditors in separate executive sessions to discuss any matters the committee or each of these groups believes should be discussed.

     The committee shall keep minutes and other records of its meetings and proceedings.

     The committee shall review and reassess the adequacy of this charter annually and recommend any changes to the Board for approval.

     The committee shall perform an annual self-evaluation of its effectiveness.

                                   APPENDIX B

                         ENTERTAINMENT PROPERTIES TRUST

                           SECOND AMENDED AND RESTATED
                        CHARTER OF THE NOMINATING/COMPANY
                  GOVERNANCE COMMITTEE OF THE BOARD OF TRUSTEES

                                  JANUARY 2005

     The nominating/company governance committee is appointed by the Board to assist in meeting the Board's responsibilities for company governance and the nomination of trustees.

                                   MEMBERSHIP

     The committee shall consist of no fewer than three members who meet the independence requirements of the New York Stock Exchange.

     The members of the committee shall be appointed and may be replaced by the Board. Unless elected by the full Board, the members of the committee may designate a Chairman.

                          PURPOSE AND RESPONSIBILITIES

     The committee shall be directly responsible for:

     1. Identifying individuals qualified to become Board members, consistent with criteria approved by the Board.

     2. Selecting, or recommending that the Board select, the trustee nominees for each annual shareholders meeting.

     3. Taking a leadership role in establishing and overseeing the governance policies of the Company and developing and recommending to the Board a set of governance guidelines for the Company.

     4. Overseeing the evaluation of the Board and management of the Company.

     The committee will consider trustee candidates recommended by shareholders who comply with EPR's regular procedures for making shareholder proposals or such alternative procedures as the Board may adopt and publicly disclose. The committee will evaluate nominees recommended in good faith by shareholders in the same manner and using the same criteria as applicable to the committee's own nominees, but may give greater weight to nominees recommended by holders of more than 5% of EPR's outstanding common shares. In evaluating candidates for nomination to the Board, the committee will review their backgrounds and areas of expertise, and may obtain the views of management, investment bankers and other interested parties. The committee may engage third parties to assist in identifying and evaluating candidates. The committee shall not be required to disclose the reason for accepting or rejecting any nominee.

     In nominating candidates for the Board, the committee shall take into consideration such factors as it deems appropriate, including a candidate's judgment, skill, diversity, experience and commitment to good governance practices and the effective operation of the Board. The committee may consider candidates recommended by management, but is not obligated to do so.

     At a minimum, candidates for independent trustee, whether recommended by the committee, shareholders or others, must meet the Company's independence standards for trustees, be of high integrity and have sufficient business, industry, financial and/or professional qualifications, skills and experience to make a meaningful contribution to the Board. The committee will endeavor to nominate candidates whose backgrounds and skills complement those of the other trustees and management and who have expertise, experience and/or relationships in one or more areas important to EPR's business.

     Each nominee for independent trustee shall meet the independence requirements of the New York Stock Exchange and the Company's independence standards for trustees. Each member of the audit committee shall also meet the additional independence requirements in SEC Rule 10A-3. Each member of the audit committee shall be "financially literate" as contemplated by NYSE rules. At least one member of the audit committee shall be an "audit committee financial expert," as defined in Item 401(h) of SEC Regulation S-K. Each member of the compensation committee shall meet the definition of "non-employee director" within the meaning of SEC Rule 16b-3, and "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. At least one member of the Board should have experience in real estate and real estate finance. The committee does not believe it should otherwise establish specific minimum standards that must be met by any nominee.

     In the event of a vacancy on the Board (including one caused by an increase in the size of the Board) the committee shall recommend to the Board an individual to fill such vacancy.

     The committee shall have sole authority to retain and terminate any search firm used to identify trustee candidates and to approve that firm's fees and other retention terms. The committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors at the expense of the Company.

     The committee shall recommend from time to time any increase in the size or change in the composition of the Board that the committee deems advisable.

     The committee shall make regular reports to the Board.

     The committee shall review and reassess the adequacy of the Company's governance guidelines and this charter annually and recommend any changes to the Board for approval.

     The committee shall perform an annual self-evaluation of its effectiveness.

     Nothing in this charter shall affect the terms of any contract to which EPR is a party or the terms of any securities issued by EPR which provide for the selection or nomination of trustees, including but not limited to the rights of holders of preferred shares to elect trustees upon certain dividend defaults.

                                   APPENDIX C

                         ENTERTAINMENT PROPERTIES TRUST

                   SECOND AMENDED AND RESTATED CHARTER OF THE
                 COMPENSATION COMMITTEE OF THE BOARD OF TRUSTEES

                                  JANUARY 2005

     The compensation committee is appointed by the Board to assist in meeting the Board's responsibilities regarding the compensation of EPR's trustees and executive officers.

                                   MEMBERSHIP

     The committee shall consist of no fewer than three members who meet the independence requirements of the New York Stock Exchange. Each member of the committee shall also meet the definition of "non-employee director" within the meaning of SEC Rule 16b-3, and "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

     The members of the committee shall be appointed and may be replaced by the Board. Unless elected by the full Board, the members of the committee may designate a Chairman.

                          PURPOSE AND RESPONSIBILITIES

     The committee shall be directly responsible for:

     1. Reviewing and approving Company goals and objectives relevant to CEO compensation, evaluating the CEO's performance in light of those goals and objectives, and, either as a committee or together with the other independent trustees (as determined by the Board) determining and approving the CEO's compensation based on that evaluation.

     2. Reviewing the performance of other executive officers and recommending their compensation to the Board.

     3. Making recommendations to the Board regarding incentive-compensation and equity-based compensation plans that are subject to Board approval.

     4. Preparing the compensation committee report for inclusion in the annual proxy statement.

     In determining the long-term incentive component of the CEO's compensation, the committee shall consider EPR's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years, and such other factors as the committee deems relevant. Nothing in this charter shall preclude discussion of CEO compensation among the entire Board.

     The committee may approve awards required to comply with applicable tax laws, including but not limited to Section 162(m) of the Internal Revenue Code.

     The committee shall have sole authority to retain and terminate any compensation consultant used in evaluating and recommending trustee, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

     The committee shall perform an annual review of trustee compensation and make recommendations on trustee compensation to the Board.

     The committee shall make an annual report to the Board on CEO succession planning, including policies and principles for CEO selection and succession in the event of an emergency or the retirement or removal of the CEO.

     The committee shall review and reassess the adequacy of this charter annually and recommend any changes to the Board for approval.

     The committee shall perform an annual self-evaluation of its effectiveness.

                         ENTERTAINMENT PROPERTIES TRUST

            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 11, 2005



                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

     As a shareholder of Entertainment Properties Trust (the "Company"), I appoint Fred L. Kennon and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Leawood Town Centre Theatre, 11701 Nall, Leawood, Kansas, on Wednesday, May 11, 2005 at ten o'clock a.m., and at any adjournment of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated below on proposals 1 and 2.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

Proposal #1. Election of Trustees:  Robert J. Druten and David M. Brain

     |_|  FOR the nominees listed above     |_|  WITHHOLD AUTHORITY to vote for
                                                 the nominees listed above  (If
                                                 you do not check this box, your
                                                 shares will be vote in favor of
                                                 both nominees)

      TO WITHHOLD AUTHORITY TO VOTE FOR EITHER NOMINEE, STRIKE THROUGH THAT
                             NOMINEE'S NAME ABOVE.

Proposal #2.  Proposal to ratify the  appointment  of KPMG LLP as the  Company's independent auditors for 2005

     |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

To act upon any other matters that may properly come before the meeting.

      IF NO CHOICE IS INDICATED ON THE PROXY, THE PERSONS NAMED AS PROXIES
                       INTEND TO VOTE FOR BOTH PROPOSALS.

Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

                                               ---------------------------------
                                               Signature of Shareholder

                                               ---------------------------------
                                               Title

                                               ---------------------------------
                                               Signature of Shareholder

                                               ---------------------------------
                                               Title

                                               ---------------------------------
                                               Dated